Vringo and Innovate/Protect Announce Merger

Vringo | INNOVATE / PROTECT INC.

Cautionary Note Regarding Forward-Looking Statements: Statements in this presentation regarding the proposed transaction between Vringo, Inc. ("Vringo") and Innovate/Protect, Inc. ("Innovate/Protect"); the expected timetable for completing the transaction; the potential value created by the proposed merger for Vringo's and Innovate/Protect's stockholders; the potential of the combined companies' technology platform; our respective or combined ability to raise capital to fund our combined operations and business plan; the continued listing of Vringo's or the merged company's securities on the NYSE Amex; market acceptance of Vringo products; our collective ability to protect our intellectual property rights; competition from other providers and products; our ability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; the combined company's management and board of directors; and any other statements about Vringo's or Innovate/Protect's management teams' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that Vringo and Innovate/Protect may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed merger for Vringo's and Innovate/Protect's stockholders; our respective or combined inability to raise capital to fund our combined operations and business plan; Vringo's or the merged company's inability to maintain the listing of our securities on the NYSE Amex; the potential lack of market acceptance of Vringo's products; our collective inability to protect our intellectual property rights; potential competition from other providers and products; our inability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; and other risks and uncertainties more fully described in Vringo's Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, each as filed with the U.S. Securities and Exchange Commission ("SEC"), as well as the other filings that Vringo makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available. In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this presentation.

Important Additional Information Will Be Filed with the SEC: This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Vringo, or Innovate/Protect or the solicitation of any vote or approval. In connection with the proposed transaction, Vringo will file with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus will contain important information about Vringo, Innovate/Protect, the transaction and related matters. Vringo will mail or otherwise deliver the proxy statement/prospectus to its stockholders and the stockholders of Innovate/Protect when it becomes available. Investors and security holders of Vringo and Innovate/Protect are urged to read carefully the proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of Vringo will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Vringo through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Vringo and Innovate/Protect will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) by contacting Vringo, Inc., Attn.: Cliff Weinstein, VP Corporate Development, at 44 W. 28th Street, New York, New York 10001, or by e-mail at cliff@vringo.com. Investors and security holders of Innovate/Protect will also be able to obtain free copies of the proxy statement/prospectus for the merger by contacting Innovate/Protect, Attn.: Chief Operating Officer, 380 Madison Avenue, 22nd Floor, New York, NY 10017, or by e-mail at info@innovateprotect.com.

Vringo and Innovate/Protect, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Vringo and Innovate/Protect. Information regarding Vringo's directors and executive officers is contained in Vringo's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 31, 2011, and in its proxy statement prepared in connection with its 2011 Annual Meeting of Stockholders, which was filed with the SEC on May 25, 2011. Information regarding Innovate/Protect's directors and officers and a more complete description of the interests of Vringo's directors and officers in the proposed transaction will be available in the proxy statement/prospectus that will be filed by Vringo with the SEC in connection with the proposed transaction.

Safe Harbor Statement

Vringo

INNOVATE / PROTECT INC

Right Place, Right Time

- Merger at intersection of two high profile technology sectors: Mobile Social + Patents

Combining Innovation

- Innovation Platform + 2 proven technology pioneers

Combining Strong Patent Portfolios

- Foundational patents covering internet search and advertising + mobile advertising and video sharing

Current Litigation

- I/P Engine vs. Google, AOL, Gannett, IAC & Target
- Proven litigation team
- Jury trial scheduled for October 16th, 2012
- Unprecedented case provides significant potential upside in near term

Merger Highlights

Global distribution platform for mobile social applications and services.

Over 1 billion mobile interactions per year take place on Vringo's rapidly growing applications and services.



Facetones
1,000,000+ Downloads
Video Ringtones
400,000+ Subscribers
Vringo
Branded Apps
Heineken and Nokia
Reality TV App
Star Academy
Multiple Revenue Streams
Monthly Recurring
Software Licenses
Advertising
One-Time Fees

Vringo at a Glance

Vringo INNOVATE / PROTECT INC

Valuable Patent Portfolio with 20+ Patent Applications Filed and 3 Issued

US PATENT NO. 8,041,401 — 1. Mobile Video Sharing

Technology relating to mobile video sharing on newer smartphone handsets

US PATENT NO. 7,877,746 — 2. Application Installation

Ability to personalize app installation files for specific individual users

US PATENT APPLICATION NO. 12/186,592 — 3. Advertising Click to Call

Technology for displaying a mobile advertising clip and enabling the user to initiate a call with one click to the advertiser.

Carrier Partnerships	Handsets	Content Providers	Advertising
verizon, etisalat, orange, maxis, vodafone, docomo	ZTE中兴, NOKIA Connecting People, Apple	EMI, Universal Music Group, Warner Music Group, Turner	millennialmedia, admob, commission junction, mobclix

DEC. 21, 2011 PRESS RELEASE

"Vringo expects to strengthen its IP portfolio with new patents in 2012."

Today's merger announcement reflects an extremely strong strategic move in this direction

Vringo at a Glance

INNOVATE / PROTECT INC.

The Innovate/Protect Inc. ("I/P") flagship patent portfolio was acquired from Lycos, Inc.

- The patented technology covers the ranking of search results and the placement of search advertising results
- I/P Engine (a wholly owned subsidiary of I/P) is in litigation to protect its patents
- Markman hearing scheduled for June 4, 2012
- Trial scheduled for October 16, 2012

The I/P Team

Andrew K. Lang & Donald Kosak

- Former CTOs of Lycos
- Inventors of I/P Patents and Mobile Technology

Donald E. Stout

- Co-Founder of NTP, Inc.
- Licensed NTP's technology to Research in Motion (RIM) for $612.5mm

David L. Cohen

- Former Senior Litigation Counsel at Nokia
- Managed successful world-wide litigation against Apple

Today's Announcement: I/P at a Glance

Vringo

INNOVATE / PROTECT INC

"I am excited at the prospect of developing new mobile applications for distribution across Vringo's platform." – Andrew K. Lang

Vringo	INNOVATE / PROTECT INC.
Licensing Expertise	Litigation Experience
IP Portfolio of 20+ Patents/Applications	Foundational IP Portfolio
Listed on NYSE AMEX	Acquisition Pipeline
Innovative Mobile Social Platform	Creative Technology Leadership

Mobile Products and Distribution

- Led by Josh Wolff & Andrew Perlman
- Established carrier partnerships
- Multi-product portfolio
- Cross-hardware handset support

Innovate

License

Protect

Andrew K. Lang & Don Kosak

- Former CTOs of Lycos
- Inventors of I/P patents
- Proven track record of innovation
- Sold WiseWire to Lycos

Synergies: Technology Platform + Innovation

Vringo INNOVATE / PROTECT INC.

Andrew Perlman	Chief Executive Officer & Director	Former Head of Digital, Classic Media Former VP of Global Digital Business Development, EMI Music George Washington University, B.A.
Andrew K. Lang	Chief Technology Officer, President & Director	Former CEO, Lightspace Former CTO, Lycos Duke University, B.S. (4); Carnegie Mellon University, M.S.
Alexander R. Berger	Chief Operating Officer, Secretary & Director	Former VP, Hudson Bay Capital Former Aide, The White House George Washington University, B.A.
David L. Cohen	Special Counsel	Former Senior Litigation Counsel, Nokia Former Attorney, Skadden; and Lerner David Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D.
Clifford Weinstein	Chief Communications Officer	Former Partner, Maxim Group Fordham University, B.A.
Ellen Cohl, CPA, MBA	Chief Financial Officer & Treasurer	Former VP Finance, Virtual Communities (NASDAQ: VCIX) Former Auditor, Deloitte & Touche LLP New York University, B.S.; Baruch College CUNY, MBA

Combined Management Team

Vringo
INNOVATE / PROTECT

Seth M. Siegel	Chairman	Co-Founder, The Beanstalk Group Co-Founder and Partner, Sixpoint Partners Cornell University, B.S.; Cornell Law School, J.D.
John Engelman	Director and Chair, Compensation Committee	Founder & CEO, Classic Media Former CEO, Broadway Video Harvard College, B.A.; Harvard Law School, J.D.
H. Van Sinclair	Director and Chair, Audit Committee	President & CEO, The RLJ Companies Former Acting President, Charlotte Bobcats Former Partner-in-Charge of Litigation, Arent Fox PLLC University of Rochester, B.A., M.B.A. George Washington University, J.D.
Donald E. Stout	Director and Chair, IP Committee	Co-founder, NTP Inc. Partner, Antonelli Terry Stout & Kraus LLP Former patent examiner, USPTO Pennsylvania State University, B.S.; George Washington University, J.D.
Andrew Perlman	Chief Executive Officer & Director	
Andrew K. Lang	Chief Technology Officer, President & Director	
Alexander R. Berger	Chief Operating Officer, Secretary & Director	

Combined Board of Directors

Vringo
INNOVATE / PROTECT INC

Licensing & Acquisition Potential

- New intellectual property will be aggregated through acquisition, and internal development under I/P Labs subsidiary.
- World class licensing team will seek monetization for new assets.
- As Special Counsel, David L. Cohen brings deep experience in strategic patent analysis, acquisition, and monetization.
- Further licensing of applications and services, building on success with ZTE and Nokia.

Licensing & Acquisition Experience

- Seth Siegel: As head of Beanstalk, represented AT&T, Harley-Davidson, Microsoft, Apple, JEEP and Ford Motor Company, among many others, in trademark licensing.
- John Engelman: As co-founder of Classic Media, acquired over 200 properties and 9,000 episodes of television and film; company acquired for $210 Million.
- Andrew Perlman: At EMI Music Group and Classic Media, managed licensing deals with Apple, AT&T, Youtube, Verizon, ZTE, Nokia, Disney.

Featured in:

THE WALL STREET JOURNAL. BBC CNBC The Street ADWEEK FierceMobileContent

Licensing Potential + Experience

Innovate/Protect's Flagship Litigation

- On September 15, 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the Eastern District of Virginia
- The lawsuit alleges infringement of patents purchased from Lycos, Inc.
- The patented technology covers the ranking of search results and the placement of advertisements
- This technology is Google's "primary source of revenue"



Case 2:11-cv-00512-RAJ -FBS Document 1 Filed 09/15/11 Page 1 of 27 PageID# 1

FILED

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

2011 SEP 15 A 10:40

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

I/P ENGINE, INC.,

Plaintiff,

v.

AOL, INC.,
GOOGLE, INC.,
IAC SEARCH & MEDIA, INC.,
GANNETT COMPANY, INC., and
TARGET CORPORATION,

Defendants.

Civ. Action No. 2:11cv512-RAJ/FBS

COMPLAINT

Jury Trial Demanded

Plaintiff I/P Engine, Inc. ("I/P Engine") hereby makes this complaint against Defendants AOL, Inc. ("AOL"), Google, Inc. ("Google"), IAC Search & Media, Inc. ("IAC"), Gannett Company, Inc. ("Gannett"), and Target Corporation ("Target") as follows:

I/P Engine's Patents, acquired from Lycos, cover the combination of:

- An advertisement's content relevance to a search query
- Click-through rates from prior users relative to that advertisement


United States Patent
Lang et al.
Patent No.: US 6,314,420 B1
Date of Patent: *Nov. 6, 2001

One example of Google's use of the patented keyword relevance technology

Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for. The Quality Score for Google [includes]:

- The relevance of the keyword and the matched ad to the search query;
- The historical click through rate (CTR) of the keyword and the matched ad on the Google domain


Google
AdWords Help
Setup and basics
Understanding ad position
How ad position is determined

Google's Chief Economist explains the technology

- Hal Varian, Google's Chief Economist, Explains Search Advertising With Google: "What is Quality Score?"



http://www.youtube.com/watch?v=BSd_2gfsFCs

- Varian stated that Google's "primary source of revenue" comes from selling advertisements that are related to the search queries

Use of Patented Technology by Google

I/P Engine is seeking a reasonable royalty from each defendant for:


< the full past damages period, which under law, begins up to six years prior to filing the Complaint, September 15, 2005, through the conclusion of the trial, plus...
... the period through the remaining life of the patents in 2016 >
SEPT 2005
SEPT 2011
2016
Past Damages Period: Six Years Prior to Filing Complaint

A reasonable royalty award is typically determined by multiplying:

The infringer's total sales of the infringing product (normally the portion attributable to the invention) **X** A reasonable royalty rate **=** **AWARD**

Patent Damages 101

Search engines generate billions of dollars of revenue because of its search advertising.

I/P Engine's damages expert will opine on *the portion of that revenue attributable to the use of the invention in the United States*. I/P Engine believes that the patented invention is a central part of search advertising revenue. One may include the following considerations in that analysis:

- When a user enters a search query on search engines, two searches are run: (i) an organic search to generate organic search results, and (ii) a search of the ad system to generate advertisements. Results to both of these searches are positioned on websites based on their determined "rank."
- Search engines seek to place high quality advertisements in the best positions because placements are critical to causing users to click on the ads, which generates revenues. High quality advertisement ranking attracts advertisers, pleases end users, and therefore produces search advertising revenues.
- Google's search advertising system, for example, filters advertisements by using "Quality Score," which is a combination of an advertisement's content relevance to a search query (e.g., the relevance of the keyword and the matched advertisement to the search query), and click-through rates from prior users relative to that advertisement (e.g., the historical click-through rate of the keyword and matched advertisement).
- The complaint alleges that, after adopting the patented technology, Google's market share and advertising revenue significantly grew and considerably outpaced those of other pay per click advertising providers.


Google
Search

I/P's Proven Litigation Team

	Headlines	Result
Donald E. Stout Director & Chair, Intellectual Property Committee	NTP Rattles BlackBerry Users With 'Unthinkable' Shutdown Threat (Bloomberg, 12/15/2005) Settlement Reached in BlackBerry Patent Case (Associated Press/MSNBC, 3/3/2006)	**$612.5mm** licensing settlement
David L. Cohen Special Counsel	Nokia, Apple Settle Patent Litigation (Forbes, 6/14/2011) Apple to Pay Nokia Big Settlement Plus Royalties in Patent Dispute (The Guardian, 6/14/2011)	**$715mm** settlement plus ongoing royalties*
Dickstein Shapiro LLP I/P Litigation Counsel	J.&J. Unit Is Told to Pay $482 Million to New Jersey Doctor in Patent Case (The New York Times, 1/28/2011) Boston Scientific Loses $431 Million Verdict on Stent (Bloomberg, 2/12/2008)	**$900mm+** in jury awards

Featured in:

The New York Times msnbc theguardian Bloomberg AP Forbes

* Estimated, June 15, 2011, Alliance Bernstein analyst Pierre Ferragu

Litigation Experience


SEP 15: Complaint filed
FEB 15: Scheduling order issued
JUN 4: Markman hearing
JULY: Anticipated Markman ruling
OCT 16: Trial
SEP 2011
OCT 2011
NOV 2011
DEC 2011
JAN 2012
FEB 2012
MAR 2012
APR 2012
MAY 2012
JUN 2012
JUL 2012
AUG 2012
SEP 2012
OCT 2012
NOV 14: Answers filed
DEC: Document discovery began
APR 12: Opening claim construction briefs
JUL 18: Initial expert reports
SEP: Pre-trial and summary judgment motions
NOV 4: Joint stipulation
MAY 3: Reply claim construction briefs
AUG 18: Responsive expert reports
MAY 17: Joint submission
AUG 31: Rebuttal reports
SEP 4: End of fact discovery

- We expect the defendants will make several attempts to avoid trial.
- The case is on the "Rocket Docket" in the Eastern District of Virginia.
- During the Markman process, the court will interpret the patent claims to establish the boundary markings of the claimed technologies.
- Each claim comprises a set of limitations: specific terms or phrases that define the technology covered by the claim.
- The parties will apply the claim construction when presenting the case to the jury.

Timeline & Schedule

Vringo
INNOVATE / PROTECT INC.

i4i v. Microsoft (2003)
Internet Browser Technology

- i4i sued for infringement on a patent covering a method of editing documents containing markup languages such as XML. i4i accused certain versions of Microsoft Word containing a custom XML editor.
- The jury awarded $240,000,000 and the Federal Circuit declined to dismiss i4i's damages expert's opinion and upheld the verdict.

Eolas v. Microsoft (2009)
Electronic Document Manipulation Technology

- Eolas sued for infringement on a patent covering technology for the creation of a browser system allowing for the embedding of small interactive programs such as plug-ins, applets or ActiveZ controls, into online documents.
- The jury award Eolas $521,000,000 and Microsoft, unable to get the Federal Circuit to overturn the judgment, later settled with Eolas for an undisclosed amount.

Examples of Damages Awards in Software Patent Cases

Company	Exchange/Ticker	Key Assets	Stock Price	Average Volume (30 day)	Market Cap
VirnetX	NYSE AMEX: VHC	Software Patents 4G/LTE	$24.67	813,742	$1.25b
AUGME TECHNOLOGIES	OTC BB: AUGT	Mobile Patents	$2.09	181,846	$197mm
Star Scientific, Inc.	Nasdaq: CIGX	Tobacco Related Patents	$4.00	2,311,689	$525mm
Vringo	NYSE AMEX: VRNG	Search and Advertising Patents	$1.65	1,278,659	$86mm*

*Based on the number of shares of Common Stock issuable upon closing of the Merger.

Examples of Companies in Litigation

Investors

Cliff Weinstein
Vringo, Inc.
(646) 794-4226
cliff@vringo.com

Media

Micheline Tang/Mark Semer
Kekst and Company
(212) 521-4800
micheline-tang@kekst.com
mark-semer@kekst.com

Caroline L. Platt
The Hodges Partnership
(804) 788-1414 (o)
(804) 317-9061 (m)
cplatt@hodgespart.com
www.VringoIP.com.

Website

www.VringoIP.com

Contact Information

Vringo
INNOVATE / PROTECT INC